Exhibit 10.4

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND ESCROW INSTRUCTIONS

This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUTIONS (this "Amendment") is made and entered into as of the 18th day of September, 2015, by and among CBL/SETTLERS RIDGE, GP, LLC, a Pennsylvania limited liability company (“Settlers Ridge GP I”), CBL/SETTLERS RIDGE LP, LLC, a Pennsylvania limited liability company (“Settlers Ridge LP I”; and collectively with Settlers Ridge GP I, “Settlers Ridge Seller I”) SETTLERS RIDGE MANAGEMENT, GP, LLC, a Pennsylvania limited liability company (“Settlers Ridge GP II”), SETTLERS RIDGE MANAGEMENT LP, LLC, a Pennsylvania limited liability company (“SETTLERS RIDGE LP II”; and collectively with Settlers Ridge GP II, “Settlers Ridge Seller II; and collectively with Settlers Ridge Seller I (“Settlers Seller”), and O’CONNOR/REALVEST MILFORD LLC, a Delaware limited liability company (“Milford Seller”; and collectively with Settlers Seller, “Seller”), as seller, and Inland Real Estate Acquisitions, Inc., an Illinois corporation, as purchaser (“Purchaser”).

Preliminary Statements:

The following Preliminary Statements are a material part of this Amendment:

A. Seller and Purchaser entered into that certain Purchase and Sale Agreement and Escrow Instructions dated as of August 21, 2015, as amended by that certain First Amendment to Purchase and Sale Agreement and Escrow Instructions dated September 16, 2015 (collectively, the "Agreement"), relating to (i) certain premises located in Robinson Township, Pennsylvania, commonly known as “Settlers Ridge Shopping Center” and as more particularly described in the Agreement, and (ii) certain premises located in Milford, Connecticut, commonly known as “Milford Marketplace” and as more particularly described in the Agreement (collectively, the “Property”).

B. Seller and Purchaser desire to amend the terms of the Agreement as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the covenants and premises contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller and Purchaser, Seller and Purchaser agree as follows:

Agreements:

1. Due Diligence Deadline. Notwithstanding anything to the contrary contained in the Agreement, including, but not limited to, Section 4.2 of the Agreement, the Due Diligence Deadline shall occur at 5:00 p.m. New York, NY time on September 21, 2015.

2. Defined Terms. All undefined capitalized terms in this Amendment shall have the same meanings as in the Agreement, unless otherwise defined herein.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile or electronic (email) copies of the signature pages to this Amendment shall be deemed to be originals for all purposes of this Amendment.

4. Effect of Amendment. Except as specifically modified by this Amendment, all of the terms and conditions of the Agreement remain in full force and effect, and are hereby ratified and confirmed by Seller and Purchaser. Notwithstanding the foregoing, in the event there is any conflict between the terms and provisions of the Agreement and this Amendment, the terms and provisions of this Amendment shall control.

5. Modifications. This Amendment and the Agreement cannot be modified in any manner other than by written modification executed by Seller and Purchaser.

6. Successors and Assigns. This Amendment is binding upon and inures to the benefit of Seller and Purchaser and their respective successors and assigns.

7. Representations and Warranties. Seller and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Amendment; that the signatories executing this Amendment on behalf of Seller and Purchaser have been duly authorized and empowered to execute this Amendment on behalf of Seller and Purchaser, respectively; and that this Amendment is valid and shall be binding upon and enforceable against Seller and Purchaser and their respective successors and assigns and shall inure to the benefit of Seller and Purchaser and their respective successors and assigns.

[signature page follows]

IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Amendment as of the day and year first written above.

Seller:

CBL/SETTLERS RIDGE GP, LLC,
a Pennsylvania limited liability company

By: /s/ William O’Connor

Name: William O’Connor

Title: CEO

CBL/SETTLERS RIDGE LP, LLC,
a Pennsylvania limited liability company

By: /s/ William O’Connor

Name: William O’Connor

Title: CEO

SETTLERS RIDGE MANAGEMENT GP, LLC,
a Pennsylvania limited liability company

By: /s/ William O’Connor

Name: William O’Connor

Title: CEO

SETTLERS RIDGE MANAGEMENT LP, LLC,
a Pennsylvania limited liability company

By: /s/ William O’Connor

Name: William O’Connor

Title: CEO

O’CONNOR/REALVEST MILFORD LLC,
a Delaware limited liability company

By: /s/ William O’Connor

Name: William O’Connor

Title: CEO

Purchaser:

INLAND REAL ESTATE ACQUISITIONS, INC.,

an Illinois corporation

By: /s/ Sharon Anderson-Cox

Name: Sharon Anderson-Cox

Its: SVP

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